2010 KBW Community Bank Investor Conference

July 28, 2010

First Financial Service Corporation

Safe Harbor Statement

This presentation contains forward-looking statements, including statements about management's beliefs and expectations regarding First Financial Service Corporation's future financial outlook and the business environment, that are intended to assist in assessing FFKY's future financial performance. These statements are based on current expectations, estimates and assumptions, all of which are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements. Factors that may adversely affect FFKY's future performance are discussed in it's Form 10-K and other reports filed with the Securities and Exchange Commission.

First Financial Service Corporation

Cautionary Note:

The financial information provided for the quarter ended June 30, 2010 in this presentation is preliminary and is subject to ongoing review. As a result, the financial information for our second quarter of 2010 included in this presentation could differ significantly from the information that is furnished in our upcoming earnings release and reported in our Form 10-Q for the quarter.

FFKY – Company Profile

- 1923 Charter
- $1.2 billion in total assets
- $956 million in total loans
- $1.1 billion in total deposits
- 22 full service branch locations
- 1 corporate banking office

FFKY Marketplace


65
Indiana
Indianapolis
71
To Cincinnati
64
Georgetown
Lanesville
Corydon
Louisville
Middletown
Lexington
64
To St. Louis
Elizabeth
Jeffersontown
Brandenburg
Hillview
Mt. Washington
Vine Grove
Shepherdsville
Fort Knox
Bardstown
Radcliff
Elizabethtown
Munfordville
65
To Nashville

Nasdaq: FFKY

CRE CONCENTRATION
CREDIT QUALITY
FINANCIAL RESULTS

Commercial Loan Portfolio Composition

In Thousands



$45,859
$358,485
$90,236
$89,639
$23,763
$59,920
Total Construction Loans
Total Commercial Real Estate
Total Residential Real Estate
Total Land & Land Development
Total Building Lots
Total Other

Commercial Real Estate – $358 MM



4%
22%
45%
17%
13%
Income Producing Commercial Real Estate – 1 Unit
Income Producing Commercial Real Estate – 2-4 Units
Income Producing Commercial Real Estate – 5-8 Units
Income Producing Commercial Real Estate – 9+ Units
Income Producing Commercial Real Estate – Hotels

Construction Loans – $45.7 MM


5%
24%
71%
Commercial Real Estate Construction
** Single Family Residential – Spec House Construction
Single Family Residential – Custom/Contract House Construction

Land and Land Development– $90MM


21%
79%
Raw Land
Land Development

Building Lots $24 MM



31%
69%
Commercial - Building Lots
Residential - Building Lots

Non-Performing Loans/ Total Loans – Blue
Non-Performing Assets / Total Assets – Red



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
12 31 2008
3 31 2009
6 30 2009
9 30 2009
12 31 2009
3 31 2010
6 30 2010

Non-Performing Assets

- $37MM Non-Performing loans
  - 15 relationships over $500,000 – Total $21MM
- $15MM Real Estate Acquired
  - 7 properties over $500,000 – Total $10MM

Top Non-Accrual Loans

East Louisville Res. Develop.	$6.2MM
Basketball - Volleyball Academy	$6.2MM
Manor Home	$2.3MM
Hardin Co. Patio Homes	$1.8MM
Southern IN. Lot Develop.	$1.4MM
Retail Strip Center	$1.2MM
3 Homes, Hardin / Phoenix	$1.1MM
West Louisville Rentals	$1.0MM

Top Real Estate Owned

Retail Strip Center	$3.8MM
East Louisville Res. Develop.	$1.9MM
Fitness Facility	$1.1MM
Scott Miller	$1.0MM
Nelson County Homes	$1.0MM
Office Building	$0.9MM
Bullitt County Res. Develop	$0.6MM

Classified Assets to Total Loans



9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12 31 2008
3 31 2009
6 30 2009
9 30 2009
12 31 2009
3 31 2010
6 30 2010

Allowance for Loan Losses to Total Loans



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.86%
1.00%
1.07%
1.13%
1.05%
1.07%
1.54%
1.78%
2.23%
2002
2003
2004
2005
2006
2007
2008
2009
6 30 2010

Nasdaq: FFKY

Return on Equity


16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.8%
14.3%
13.5%
14.6%
15.0%
12.9%
6.4%
3.5%
0.4%
2002
2003
2004
2005
2006
2007
2008
2009
6 30 2010

Excludes $11.9MM Goodwill Impairment charge for 2009

Earnings Per Share


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.48
$1.57
$1.59
$1.88
$2.12
$1.96
$1.03
$0.50
$0.04
2002
2003
2004
2005
2006
2007
2008
2009
6 30 2010

Excludes $11.9MM Goodwill Impairment charge for 2009
6/30/2010 Annualized

Net Income from operations

(dollars in thousands)	Fiscal Year 2008	Fiscal Year 2009	Six Months 2009	Six Months 2010
Net Income (excluding GW impairment)	$4,797	$2,364	$ 971	$ 166
Non-Operating Events:				
FDIC Insurance	716	1,900	967	1,354
REO Losses	162	578	250	464
Security Charges	516	862	400	183
Provision for loan Loss	5,947	9,524	3,958	5,025
Income Tax Impact	(2,423)	(4,245)	(1,840)	(2,319)
Net Income from Operations	**$9,716**	**$10,982**	**$4,706**	**$4,873**

Loan Growth



In Thousands
$1,200
$1,000
$800
$600
$400
$200
$-
2002
2003
2004
2005
2006
2007
2008
2009
6/30/2010
Commercial Loans
Consumer Loans
Residential Loans

Deposit Growth


In Thousands
$1,200
$1,000
$800
$600
$400
$200
$-
2002
2003
2004
2005
2006
2007
2008
2009
6/30/2010
Checking Deposits
Savings and Money Market Deposits
Certificates of Deposit

Franchise Growth Highlights 2009

- On-post Ft. Knox accounts increased by 120% in 2009. Loans to these families increased 168%.
  - Average 45 new checking accounts per month
- Jefferson County footprint had 175% deposit growth for 2009.
- Indiana footprint had a 270% increase in 2009.

Franchise Growth Highlights 2009

- Overall deposit growth was by far the strongest in our recent history. Grew deposits 33%.
  - 19% growth in retail deposits
  - 67% growth in commercial deposits

Jefferson County Deposit Growth

In Thousands



180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
2004
2005
2006
2007
2008
2009

Checking Growth – Balances



In Thousands
200,000
180,000
160,000
140,000
120,000
100,000
80,000
2004
2005
2006
2007
2008
IN
2009
6 30 2010

9% CAGR

Nasdaq: FFKY

Checking Growth – No. of Accts



33,000
31,000
29,000
27,000
25,000
23,000
21,000
19,000
17,000
2004
2005
2006
2007
2008
IN
2009
6 30 2010

9% CAGR

Nasdaq: FFKY

Non-Interest Income



In Millions
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
2002
2003
2004
2005
2006
2007
2008
2009
6/30/2010

Efficiency Ratio



80%
70%
60%
50%
40%
30%
20%
10%
0%
52%
56%
59%
58%
59%
61%
69%
78%
74%
2002
2003
2004
2005
2006
2007
2008
2009
6 30 2010

Nasdaq: FFKY

Risk Based Capital


14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
13.1%
12.0%
11.2%
11.2%
11.2%
10.5%
10.1%
11.5%
11.9%
2002
2003
2004
2005
2006
2007
2008
2009
6 30 2010

Nasdaq: FFKY

Capital Ratios

Tier One Leverage Capital	8.20%
Total Risk Based Capital	11.85%
Common Equity	$66.7MM
TRUP	$18.0MM
TARP	$20.0MM

FRANCHISE AND CULTURE

Retail Franchise

County	Market Share	Market Share Rank	Branches	Total Deposits ($ in Millions)	1 Year Growth	5 Year Growth
Meade	56%	1	3	$ 145	8%	30%
Hardin	24%	1	5	$ 436	34%	69%
Bullitt	22%	1	3	$ 152	19%	21%
Hart	22%	2	1	$ 36	10%	9%
Harrison	11%	3	3	$ 86	34%	72%
Nelson	7%	5	2	$ 66	33%	44%
Floyd	1%	7	1	$ 20	134%	177%
Jefferson	1%	14	4	$ 219	168%	423%
Louisville MSA	2%	8 3 KY Banks	16	$ 650	40%	100%

Market Share Data Source = FDIC Ju[illegible]
Growth Data through March 31, 2010

Nasdaq: FFKY


Louisville Locations
Middletown
Jeffersontown
Stonybrook
Hillview
Glenview
Indiana
Indianapolis
65
71
To Cincinnati
64
Lexington
To St. Louis
Lanesville
Middletown
Jeffersontown
Hillview
Bardstown
Fort Knox
Radcliff
Elizabethtown
Glendale
Munfordville
To Nashville

Market Overview

- Diversified industry base
- Louisville is the 29th Largest MSA in the United States
- Population over 1 million people
- Projected median income to increase 24% through 2011
- Favorable cost of living, quality of living









Kentucky
UNBRIDLED SPIRIT

Economic Market Drivers

- University of Louisville
- Headquarters of several major brands
  - Churchill Downs
  - Yum!
  - Papa John's Pizza
  - Brown-Forman Corp
  - Jim Beam, Makers Mark
  - Louisville Slugger
  - Texas Roadhouse
- Several Major and Regional Medical Facilities









Economic Market Drivers

UPS	24,257
Ford Motor Co.	10,054
Norton Healthcare	7,854
General Electric	5,650
Humana Inc.	4,000
Brown-Forman Corp	1,800
National Processing	1,350
BA Merchant Services	1,253

Major Economic Development Opportunities in Region

UPS Regional Hub

- Employs over 24,000
- Resulted in an increase of warehouse and distribution facilities
  - 97 million square feet of floor space
  - 9.2% vacancy rate

Major Economic Development Opportunities in Region

Downtown Louisville Projects:

	Cost	Date
New UL Basketball Arena ("YUM Brands" 22,000 seats)	$238 MM	10/10
Museum Plaza (62 story project; 455 hotel rooms; Office; Retail; UL campus extension)	$490 MM	tbd
"Iron Quarter" (redevelopment of Main St. for 280 hotel rooms; Office; Retail; Restaurants)	$48 MM	tbd


Indiana
Indianapolis
65
Fort Knox
New Site of Army Human Resource Command
71
To Cincinnati
64
Lexington
Georgetown
Lanesville
Louisville
Corydon
Middletown
Elizabeth
Jeffersontown
64
To St. Louis
Hillview
Mt. Washington
Vine Grove
Fort Knox
Radcliff
Elizabethtown
Glendale
Munfordville
65
To Nashville

Major Economic Development Opportunities in Region

Fort Knox, KY

- **7,800** increase in net employment
- **3,500** new Civ. and Mil. Positions with HRC – 2010 (IS, IT, and HR positions)
- **3,650** Military positions with newly activated IBCT
- **14,000** projected population increase
- **1,500** job openings today

Major Economic Development Opportunities in Region

Fort Knox, KY

- **$322 million** increase in annual payroll
- **$900 million** in DOD renovations to Fort Knox
- **$150 million** in state funding for infrastructure
- **Ft. Knox branch opened in June 2009**

Dept. of Army HRC – 2010 (900,000 square feet)



Major Economic Development Opportunities in Region

FORT KNOX, KY – HARDIN COUNTY

Residential Sales for six months ended June 30, 2010 vs. prior years:

	2009	6 Yr Ave.
Total Sales	87%	49%
No. of Units Sold	64%	29%
Ave. Sale Price	14%	13%


65
Indiana
Indianapolis
71
To Cincinnati
64
Lexington
Georgetown
Lanesville
Louisville
Corydon
Middletown
Jeffersontown
Elizabeth
64
To St. Louis
Brandenburg
Hillview
Mt. Washington
Vine Grove
Shepherdsville
Fort Knox
Bardstown
Radcliff
Elizabethtown
Glendale
Munfordville
65
To Nashville
Glendale
Mega Site
Certification

Major Economic Development Opportunities in Region

Glendale, Kentucky

- 1,500+ Acre Site located near corporate HQ (bordered by I-65 and CSX rail line)
- Mega-Site Certification achieved in 2010 (site is shovel-ready)
- KY's premier large ED site

CULTURE:

Winner of "Best Places to Work" in the State of Kentucky for the **Fifth** consecutive year (finished in 6th place during 2008, 2009 and 2010)

CULTURE:
Associate Retention Rate



100%
95%
90%
85%
80%
75%
70%
73%
76%
84%
82%
81%
86%
87%
86%
91%
91%
92%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

CULTURE:
World Class Customer Service

- Sales and service Organization:
  - Mystery Shopping
  - Retail Incentive Plan

- High Tech. Product Offering:
  - Remote Deposit Capture
  - Mobile Banking
  - On-line Account Opening

SUMMARY

- Working through CRE Concentration challenges
- Louisville Market showing signs of a rebound
- Fort Knox Market is robust and growing
- Income from operations is strong
- Strong retail franchise – market share

2010 KBW Community Bank Investor Conference

July 28, 2010

QUESTIONS?